UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)             January 31, 2007

EDGE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-22149	76-0511037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Travis Tower

1301 Travis, Suite 2000

Houston, Texas 77002

(Address of principal executive offices)

(713) 654-8960

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 30, 2007, Edge Petroleum Corporation, a Delaware corporation, (“Edge”) entered into a Fourth Amended and Restated Credit Agreement (the “Agreement”) for a new Revolving Credit Facility with Union Bank of California (“UBOC”), as administrative agent and issuing lender, and the other lenders party thereto. Pursuant  to the Agreement, UBOC will act as the administrative agent for a senior, first lien secured borrowing base revolving credit facility (the “Revolving Facility”) in favor of Edge and certain of its wholly owned subsidiaries (which subsidiaries include Edge Petroleum Operating Company, Inc., Edge Petroleum Exploration Company (“Edge Petroleum Exploration”), Miller Oil Corporation and Miller Exploration Company) in an amount equal to $750 million, of which only $320 million is available under the borrowing base established at the closing. The Revolving Facility has a letter of credit sub-limit of $20 million. In connection with the Revolving Facility, Edge paid the lenders fees in an amount equal to 1.00% of the initial borrowing base established under the Revolving Facility, or $3.2 million, on January 31, 2007.  Edge paid approximately $0.4 million to the lenders for certain other administrative fees, fronting fees and work fees in connection with the Revolving Facility.

The Revolving Facility matures on January 31, 2011 and bears interest at LIBOR plus an applicable margin ranging from 1.25% to 2.5%, with an unused commitment fee ranging from 0.50% to 0.25%.

The Revolving Facility provides for certain restrictions, including, but not limited to, limitations on additional borrowings, sales of oil and natural gas properties or other collateral, and engaging in merger or consolidation transactions. The Revolving Facility restricts dividends and certain distributions of cash or properties and certain liens and also contains financial covenants including, without limitation, the following:

•                  An EBITDAX to interest expense ratio requires that as of the last day of each fiscal quarter the ratio of (a) Edge’s consolidated EBITDAX (defined as EBITDA plus similar non-cash items and exploration and abandonment expenses for such period) to (b) Edge’s consolidated interest expense, not be less than 2.5 to 1.0, calculated on a cumulative quarterly basis for the first 12 months after the closing of the Revolving Facility and then on a rolling four quarter basis.

•                  A current ratio requires that as of the last day of each fiscal quarter the ratio of Edge’s consolidated current assets to Edge’s consolidated current liabilities, as defined in the Revolving Facility, be at least 1.0 to 1.0.

•                  A maximum leverage ratio requires that as of the last day of each fiscal quarter the ratio of (a) Total Indebtedness (as defined in the Revolving Facility) to (b) an amount equal to consolidated EBITDAX be not greater than 3.0 to 1.0, calculated on a cumulative quarterly basis for the first 12 months after the closing of the Revolving Facility and then on a rolling four quarter basis.

The Revolving Facility includes other covenants and events of default that Edge believes are customary for similar facilities.

UBOC had previously provided Edge a commitment letter for a $250 million senior, second lien secured bridge loan facility (the “Bridge Loan Facility”). The Bridge Loan Facility,

along with the Revolving Facility, was intended to replace Edge’s existing Credit Facility (defined under Item 1.02) and to fund the transactions described in Item 2.01 below if Edge was unable to complete one or both of its previously announced public offerings. Due to the successful completion of Edge’s public offering of common stock and 5.75% Series A cumulative convertible perpetual preferred stock on January 30, 2007, Edge did not enter into the Bridge Loan Facility. Edge paid an amount equal to 0.50% of the commitment under the Bridge Loan Facility, or $1.3 million, on January 31, 2007.

The Agreement is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. The foregoing summary of the terms of the Revolving Facility is qualified by and subject to the provisions of the Revolving Facility.

Item 1.02. Termination of a Material Definitive Agreement

In connection with the Revolving Facility, Edge terminated its existing Third Amended and Restated Credit Agreement (the “Credit Facility”), which it had originally entered into in March 2004 (effective December 31, 2003). The balance of the borrowings under the Credit Facility of $129.0 million were repaid on January 30, 2007 with proceeds from the public offerings described in Item 1.01 above.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On January 31, 2007, Edge Petroleum Exploration completed the acquisition of (i) ownership interests in certain oil and gas properties located in 13 counties in southeast and south Texas owned by Smith Production Inc. (“Smith”), (ii) ownership interests in certain related developed and undeveloped leasehold acreage, (iii) 25% of Smith’s option and leasehold rights and exploration and development rights in an approximate 95 square mile exploration project area known as the Mission project area, also in south Texas, and (iv) certain gathering facilities and ownership of approximately 13 miles of natural gas gathering pipelines and related infrastructure serving producing assets in southeast Texas (collectively, the “Smith Properties”) from Smith pursuant to two purchase and sale agreements (as amended, the “Acquisition Agreements”) dated November 16, 2006. One of the Acquisition Agreements was amended (the “December 15 Amendment”) on December 15, 2006 to include additional working and net revenue interests in the oil and gas properties described in (i) above (the “Other Properties,” and together with the Smith Properties, the “Properties”) from eight different owners who transferred their interests to Smith prior to the closings of the acquisition of the Smith Properties. Each of the Acquisition Agreements was amended on January 15, 2007 (the “January 15 Amendments”) and one of the Acquisition Agreements was amended for the third time on January 31, 2007 (the “January 31 Amendment”). The Acquisition Agreements and the December 15 Amendment were filed as Exhibits 10.1, 10.2 and 10.3, respectively, to Edge’s Current Report on Form 8-K dated January 16, 2007 and are incorporated herein by reference. The January 15 Amendments were filed as Exhibits 10.1 and 10.2 to Edge’s Current Report on Form 8-K dated January 19, 2007 and are incorporated herein by reference. The January 31 Amendment is filed with this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference.

The purchase price paid in cash by Edge to Smith, as preliminarily adjusted at closing, was $368.8 million. This amount reflects, among other things, the estimated results of operations of the Properties between the January 1, 2007 effective date and the January 31, 2007 closing date. Edge anticipates further adjustments to the purchase price pursuant to the post-closing adjustment provisions of the Acquisition Agreements. Simultaneous with the closing of the acquisition of the Properties, Edge granted mortgages and security interest liens on substantially all of the Properties to the lenders under the Revolving Facility.

Additionally, on January 31, 2007, Edge Petroleum Exploration paid Smith $10.0 million for working interest, option and leasehold rights in two additional exploration ventures in separate areas of Texas and Louisiana.

There were no material relationships between Edge and Smith prior to the consummation of the acquisition. Edge financed the cash purchase prices discussed above through public offerings of 10,925,000 shares of its common stock and 2,875,000 shares of its 5.75% Series A cumulative convertible perpetual preferred stock, each of which closed on January 30, 2007, and borrowings under the Revolving Facility.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

In connection with the transactions discussed in Items 1.01, 1.02 and 2.01 above, on January 31, 2007, Edge borrowed $235.0 million under the Revolving Facility. The maturity date of these borrowings is January 31, 2011, and the borrowings bear interest at LIBOR plus an applicable margin ranging from 1.25% to 2.5%, with an unused commitment fee ranging from 0.50% to 0.25%.  Edge’s remaining available borrowing capacity under the Revolving Facility was $85.0 million after the completion of the acquisition of the Properties on January 31, 2007.

Forward Looking Statements

The information in this Form 8-K contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, adjustments to the purchase price for the acquisition of the Properties. Such forward-looking statements involve estimates, assumptions and uncertainties which are beyond Edge’s ability to control or estimate, and are subject to material changes. Such risks, uncertainties and assumptions include but are not limited to results of adjustments and the risk factors and other factors included in Edge’s most recent Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could vary materially from those indicated. No assurance can be given that Edge’s expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

(b)           Pro Forma Financial Information.

The financial statements required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

(d)           Exhibits.

Exhibit No.		Description
4.1	†

Fourth Amended and Restated Credit Agreement dated January 31, 2007 by and among Edge Petroleum Corporation, as borrower, and Union Bank of California, N.A., as Administrative Agent and Issuing Lender, and the other lenders party thereto.

10.1

Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated November 16, 2006 (Incorporated herein by reference to Exhibit 10.1 to Edge’s Current Report on Form 8-K filed on January 16, 2007).

10.2

Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated November 16, 2006 (Incorporated herein by reference to Exhibit 10.2 to Edge’s Current Report on Form 8-K filed on January 16, 2007).

10.3

First Amendment of Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated December 15, 2006 (Incorporated herein by reference to Exhibit 10.3 to Edge’s Current Report on Form 8-K filed on January 16, 2007).

10.4

Second Amendment of Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated January 15, 2007 (Incorporated herein by reference to Exhibit 10.1 to Edge’s Current Report on Form 8-K filed on January 19, 2007).

10.5

First Amendment of Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated January 15, 2007 (Incorporated herein by reference to Exhibit 10.2 to Edge’s Current Report on Form 8-K filed on January 19, 2007).

10.6	†	Third Amendment of Purchase and Sale Agreement, dated January 31, 2007.

†                     Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: February 5, 2007	By:	/s/ MICHAEL G. LONG
Michael G. Long
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Number		Description
4.1	†

Fourth Amended and Restated Credit Agreement dated January 31, 2007 by and among Edge Petroleum Corporation, as borrower, and Union Bank of California, N.A., as Administrative Agent and Issuing Lender, and the other lenders party thereto.

10.1

Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated November 16, 2006 (Incorporated herein by reference to Exhibit 10.1 to Edge’s Current Report on Form 8-K filed on January 16, 2007).

10.2

Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated November 16, 2006 (Incorporated herein by reference to Exhibit 10.2 to Edge’s Current Report on Form 8-K filed on January 16, 2007).

10.3

First Amendment of Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated December 15, 2006 (Incorporated herein by reference to Exhibit 10.3 to Edge’s Current Report on Form 8-K filed on January 16, 2007).

10.4

Second Amendment of Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated January 15, 2007 (Incorporated herein by reference to Exhibit 10.1 to Edge’s Current Report on Form 8-K filed on January 19, 2007).

10.5

First Amendment of Purchase and Sale Agreement between Smith Production Inc., as seller, and Edge Petroleum Exploration Company, as purchaser, dated January 15, 2007 (Incorporated herein by reference to Exhibit 10.2 to Edge’s Current Report on Form 8-K filed on January 19, 2007).

10.6†		Third Amendment of Purchase and Sale Agreement, dated January 31, 2007.

†                     Filed herewith.